Exhibit 99.1

Former Mossad Chief, Yossi Cohen, Strategic Advisor to SoftBank, Joins Quantum X Labs as President of Scientific Advisory Board

Cohen, a prominent figure in the global business and national security arenas, who currently serves as a strategic advisor to SoftBank, a global leader in investments in artificial intelligence infrastructure and semiconductors, will help shape QXL’s technological and commercial roadmap in quantum computing, software, and quantum sensing.

TEL AVIV, Israel — September 15, 2026 —Quantum X Labs Inc. (Nasdaq: QXL) (“Quantum X Labs” or the “Company”), today announced the appointment of Mr. Yossi Cohen, former Director of the Mossad and a leading figure in Israel’s national security community, as President of the Company’s Scientific Advisory Board.

Mr. Cohen will work alongside the Scientific Advisory Board’s existing members - including Prof. Oren Kurland of the Technion – Israel Institute of Technology and Prof. Oren Raz of the Weizmann Institute of Science - to strengthen QXL’s strategic direction across quantum computing, quantum error correction, quantum software for clinical trials, quantum cybersecurity and quantum sensing with a strategic focus on expanding the scale of the Company’s operations and commercializing its quantum technologies, particularly for the defense, aerospace, homeland security, and critical infrastructure markets.

Cohen served as Director of the Mossad from 2016 to 2021, following his tenure as Israel’s National Security Advisor from 2013 to 2016 and as Deputy Director of the Mossad. During a 38-year career in intelligence and national security, he oversaw some of Israel’s most significant covert operations, including the acquisition of Iran’s nuclear archive in 2018, as well as efforts that helped lay the groundwork for the Abraham Accords. This operational and strategic background is directly relevant to QXL’s work in GPS-denied navigation, precision timing, quantum-secured communications, and technologies designed to operate in contested electromagnetic environments.

Since leaving public service, Cohen has operated at the intersection of national security and global technology investments. In 2021, he joined SoftBank to lead the company’s activities in Israel Vision Fund 2, helping identify and support growth-stage technology companies. In this capacity, he was involved in SoftBank’s Israeli cybersecurity investments, including investments related to Wiz, Claroty, and Cato Networks.

In August 2026, Yossi Cohen was appointed a strategic advisor to SoftBank. This role brings him closer to the group’s senior decision-making centers and expands his areas of activity to include the financing and development of artificial intelligence infrastructure and cloud data centers, as well as investments in semiconductor companies serving these infrastructures — an area increasingly overlapping with quantum sensing chips, high-performance computing, and next-generation secure infrastructure.

The appointment is intended to connect QXL’s scientific program with the strategic, commercial and security realities in which quantum technologies will be adopted. QXL’s portfolio includes a neutral-atom quantum computing platform; an AI-driven quantum error-correction architecture; Quantum Gyro, which is developing quantum-based gyroscope chip technology for highly precise, jamming-resistant navigation in GPS-denied environments; next-generation atomic clocks for precision timing; and initiatives in quantum cybersecurity, nuclear simulations, and life sciences.

Yaki Baranes, Co-Chief Executive Officer, Quantum X Labs:

“There are very few people who have operated at the heart of national security systems at the highest level and then moved into the inner circle of one of the world’s most important technology investors. That combination is rare.

We did not appoint Yossi Cohen to be an honorary name on our letterhead. We appointed him because Quantum X Labs is developing a range of unique capabilities — including quantum sensing for navigation and timing, a quantum error-correction decoder, and quantum cybersecurity — that will be tested in the real world, not only in the laboratory.”

Yossi Cohen, President of the Scientific Advisory Board:

“I am honored to chair the Scientific Advisory Board. After evaluating several companies across deep-tech and quantum technology landscape, I chose to join Quantum X Labs because I found a rare combination of exceptional human capital and significant technological potential. My years in senior leadership roles, including at the Mossad, taught me to recognize the unique combination of people, technology, and vision needed to create meaningful impact. I see that combination at Quantum X Labs.

I look forward to working with the Company’s management and scientific team as it continues to develop and advance its technology portfolio — from academic research to reality.”

Cohen’s new appointment at SoftBank is particularly relevant to QXL’s development trajectory in hardware and infrastructure. SoftBank’s broader strategy includes large-scale AI computing, data center capacity, and exposure to the semiconductor sector — including through the group’s historical holding in Arm, one of the world’s leading semiconductor intellectual property companies.

QXL’s work in quantum gyroscope chips, precision timing devices, and error-corrected computing systems lies precisely at the intersection of chips, sensing, secure communications, and high-performance computing - areas that global investors increasingly view as strategic infrastructure.

The Scientific Advisory Board provides strategic scientific guidance, reviews and validates the Company’s technological direction, and helps align QXL’s roadmap with developments in quantum science, engineering, and dual-use applications.

As President of the Board, Cohen will help prioritize, at the board level, applications in defense and critical infrastructure, advance international partnerships, and translate QXL’s intellectual property - including its work in error correction through the integration of AI and quantum technologies, as well as its portfolio of sensing technologies — into government and operational programs and commercial channels.

Quantum X Labs Inc.

Quantum X Labs Inc. and its subsidiaries are focused on quantum technology, digital advertising and computing and enterprise artificial intelligence (AI) solutions. Quantum X Labs Ltd. isfocused on developing and promoting quantum algorithms for the transportation, drug discovery and security segments as well as developing quantum- based GPS replacement and quantum atom accuracy solutions. Gix Media develops a variety of technological software solutions, which perform automation, optimization and monetization of internet campaigns, for the purposes of acquiring and routing internet user traffic to its customers. Metagramm is a developer of grammatical error correction software and offers tools for writing and reviewing, grammar, spelling, punctuation and style features, as well as translation and multilingual dictionaries, using artificial intelligence and machine learning technology.

For more information about Quantum X Labs, visit https://quantumxlabs.xyz/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. Forward-looking statements contained in this press release include, but are not limited to, statements regarding Quantum X Labs’ and its subsidiaries’ strategic and business plans, technology, relationships, objectives and expectations for its business, growth, the impact of trends on and interest in its business, intellectual property, products and its future results, operations and financial performance and condition and may be identified by the use of words such as “may,” “seek,” “will,” “consider,” “likely,” “assume,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “do not believe,” “aim,” “predict,” “plan,” “project,” “continue,” “potential,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” or their negatives or variations, and similar terminology and words of similar import, generally involve future or forward-looking statements. For example, the Company is using forward-looking statements when it discusses the expected impact of Mr. Cohen’s appointment as President of the Scientific Advisory Board; the Company’s strategic direction, technological roadmap and growth initiatives; the development, advancement and commercialization of its quantum computing, quantum error-correction, quantum software, quantum sensing and quantum cybersecurity technologies; the potential applications of its technologies in the defense, aerospace, homeland security and critical infrastructure markets; the expansion of the Company’s operations; the pursuit and development of international partnerships; the translation of the Company’s intellectual property and technology portfolio into governmental, operational and commercial programs and channels; and the expected market opportunities for the Company’s products and technologies. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s most recent Annual Report on 10-K and in subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Quantum X Labs is not responsible for the content of third-party websites.

Investor Relations Contacts:

Michal Efraty

Investor Relations

michal@efraty.com